Exhibit 99.2

STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement (this "Agreement") is dated as of January 18, 2005 by and between Solitario Resources Corporation, a Colorado corporation (the "Company"), and Newmont Mining Corporation of Canada Limited, a Canada corporation (the "Purchaser"), with its head office at 20 Eglinton Avenue West, Suite 1900, Toronto, Ontario M4R 1K8.

          Whereas, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, certain of the Company's Common Stock, as more fully described in this Agreement.

          Now, therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

  DEFINITIONS

            1.1          Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                      "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

                      "Alliance Agreement" means the Alliance Agreement in the form of Exhibit A attached hereto, dated as of the Closing Date, by and between the Company and NOEL.

                      "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                      "Closing" means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

                      "Closing Date" has the meaning given in Section 2.2.

                      "Commission" means the United States Securities and Exchange Commission.

                      "Common Stock" means the common stock of the Company, par value $0.01 per share.

                      "Company Related Person" has the meaning given in Section 4.7.

                      "Disclosure Materials" has the meaning given in Section 3.1(f).

                      "Eligible Market" means any of the Toronto Stock Exchange, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market.

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                      "GAAP" means United States generally accepted accounting principles.

                      "Knowledge" of any Person of or with respect to any matter means that such Person (if a natural person) or any of the officers, directors or senior managers of such Person (if not a natural Person) has, or after due inquiry and investigation consistent with the responsible performance of his job duties would have, actual awareness or knowledge of such matter.

                      "Lien" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

                      "Losses" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees.

                      "Material Adverse Effect" has the meaning given in Section 3.1(a).

                      "Material Misstatement or Omission" means the inclusion in a Registration Statement or Prospectus of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      "NOEL" means Newmont Overseas Exploration Limited, a Delaware corporation.

                      "Ontario Securities Laws" means the Securities Act (Ontario), the regulations promulgated thereunder and the rules, policies, instruments and orders of the Ontario Securities Commission.

                      "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

                      "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

                      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                      "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                      "Purchase Price" has the meaning given in Section 2.1.

                      "Purchaser Related Person" has the meaning given in Section 4.7.

                      "Registrable Securities" means any Common Stock issued or issuable pursuant to this Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that Registrable Securities shall cease to be Registrable Securities when (A) such shares of Common Stock have been disposed of in accordance with a Registration Statement or (B) such shares of Common Stock have been transferred pursuant to Rule 144(k) under the Securities Act.

                      "Registration Statement" means each registration statement filed under Article VII which includes any Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

                      "Regulation S" means Regulation S as promulgated by the Commission pursuant to the Securities Act, as such regulation or the rules contained therein may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such regulation.

                      "Rule 144" and "Rule 424" means Rule 144 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule, and any similar Canadian rules or regulations having substantially the same effect as such Rule.

                      "SEC Reports" has the meaning given in Section 3.1(f).

                      "Securities Act" means the Securities Act of 1933, as amended.

                      "Shares" means an aggregate of 2,700,000 shares of Common Stock, which are being issued and sold to the Purchaser at the Closing.

                      "Subsidiary" means any Person in which the Company, directly or indirectly, holds securities or other interests having the power to elect a majority of that Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that Person (other than securities or other interests having such power only upon the happening of a contingency that has not yet occurred).

                      "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

                      "Trading Market" means the Toronto Stock Exchange or any other Eligible Market on which the Common Stock is then listed or quoted.

                      "Transaction Documents" means this Agreement, the Alliance Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                      "Transfer Agent" means Computershare Trust Company, of Canada, or any other transfer agent selected by the Company.

  PURCHASE AND SALE

            2.1          Purchase and Sale of Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, the Shares for an aggregate purchase price of Cdn$4,590,000 (the "Purchase Price"). At the Closing, the Company shall deliver to the Purchaser a certificate representing the Shares, against which Purchaser shall deliver or cause to be delivered to the Company the Purchase Price, in Canadian dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose and an executed Toronto Stock Exchange Questionnaire and Undertaking, in the form attached hereto as Appendix "A".

            2.2          Closing. The Closing of the sale and purchase of the Shares under this Agreement shall take place at the offices of Newmont Mining Corporation in Denver, Colorado on the date of this Agreement, or at such other location as the parties may agree. "Closing Date" means the date on which Closing occurs.

  REPRESENTATIONS AND WARRANTIES

            3.1          Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

                      (a)     Organization and Qualification; Subsidiaries. Each of the Company and its Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or could reasonably be expected to result in a material adverse effect on the results of operations, assets, current prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect"). The Company's Subsidiaries are as set forth on Schedule 3.1(a).

                      (b)     Authorization; Enforcement. The Company has the requisite corporate power to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its shareholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity.

                      (c)     No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) to the Knowledge of the Company, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any material property or asset of the Company or a Subsidiary is bound or affected.

                      (d)     Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

                      (e)     Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) are set forth in Schedule 3.1(e). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(e), there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire (including conversion or preemptive rights and rights of first refusal), any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as disclosed in Schedule 3.1(e), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders). The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the Knowledge of the Company, except as specifically disclosed in the SEC Reports, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

                      (f)     SEC Reports; Financial Statements. Except as disclosed in Schedule 3.1(f) the Company has filed all reports required to be filed by it under (i) the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and (ii) under any similar Canadian securities laws or regulations of the Toronto Stock Exchange, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such materials) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Exhibits and Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Except as disclosed in Schedule 3.1(f), as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply with all applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

                      (g)     Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or as set forth in Schedule 3.1(g), (i) to the Knowledge of the Company, there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option, restricted stock or stock purchase plans or agreements.

                      (h)     Absence of Litigation. Except as set forth in Schedule 3.1(h), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Schedule 3.1(h) contains a complete list and summary description of any pending or, to the Knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                      (i)     Compliance. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Knowledge of the Company, is or has been in violation of any statute, rule or regulation of any governmental authority or self regulatory organization, including without limitation all foreign, federal, state and local laws relating to securities, taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                      (j)     Permits. Except as set forth in the SEC Reports, to the Knowledge of the Company, the Company and the Subsidiaries possess and are in compliance with all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign governmental and regulatory authorities necessary to conduct their respective businesses and activities as currently conducted, except where the failure to possess or be in compliance with such certificates, authorizations and permits could not, individually or in the aggregate, have or could reasonably be expected to result in a Material Adverse Effect ("Material Permits"). Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                      (k)     Title to Assets. The Company and the Subsidiaries have good and marketable title to, or valid leasehold interests in, all assets and properties (including all mining rights and mining properties) that are material to the business of the Company and the Subsidiaries or are reflected in the financial statements included in the SEC Reports, in each case free and clear of all Liens except as disclosed in the SEC Reports or in Schedule 3.1(k). Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

                      (l)     Environmental. To the Knowledge of the Company, there exists no Environmental Condition that, individually or in the aggregate, has had, or is reasonably likely to have, a Material Adverse Effect. The Company has no, and has no Knowledge of any potential, obligations for remediation, reclamation, reporting or other matters under any Environmental Laws, except for such obligations as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. For the purposes hereof (i) "Environmental Condition" means the generation, discharge, emission or release into the environment (including, without limitation, ambient air, surface water, groundwater or land), spill, receiving, handling, use, storage, containment, treatment, transportation, shipment or disposition of any pollutant, contaminant or waste of any nature, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in or for the purposes of any Environmental Laws by any person in respect of which remedial action is required under any Environmental Laws or as to which any liability is currently or in the future could be imposed upon any person based upon the acts or omissions of any person prior to the date hereof and (ii) "Environmental Laws" means all applicable laws, including applicable common law, relating to the protection of the environment and employee and public health and safety, and includes all permits, certificates, licenses, authorizations, consents, instructions, registrations, directions or approvals issued or required by any governmental entity or authority pursuant to any Environmental Laws.

                      (m)     Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause Purchaser to be liable for any such fees or commissions.

                      (n)     Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. The sale of the Shares to Purchaser qualifies as a valid private placement in the province of Ontario, Canada and is exempt from any registration or prospectus (or other offering document) delivery requirements in the Province of Ontario, Canada.

                      (o)     Listing and Maintenance Requirements. Except as set forth in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements of the Toronto Stock Exchange.

                      (p)     Registration Rights. Except as contemplated by the Transaction Documents or as described in Schedule 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                      (q)     Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Shares and the Purchaser's ownership of the Shares.

                      (r)     Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material, nonpublic information, other than the signing of this Agreement, which will be publicly disclosed in the press release issued pursuant to Section 4.5. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company, taken together in the aggregate, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, current prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that the Purchaser does not make and has not made (i) any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 or (ii) any oral statement, commitment or promise to the Company or, to its knowledge, any of its representatives which is or was an inducement to the Company to enter into this Agreement other than as set forth in the Transaction Documents.

                      (s)     Acknowledgment Regarding Purchaser's Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Purchaser's purchase of the Shares. The Company further represents to Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                      (t)     Patents and Trademarks. Other than as set forth in the SEC Reports or Schedule 3.1(t), to the Knowledge of the Company, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the Knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                      (u)     Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its present business without a significant increase in cost, except for significant increases in cost that are generally applicable in the insurance industry.

                      (v)     Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or any entity in which any executive officer, director, or, to the Knowledge of the Company, any such employee, has a substantial interest or is an officer, director, trustee or partner.

                      (w)     Internal Controls and Procedures. The Company and its Subsidiaries have designed and maintain a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company (A) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms and is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure, and (B) has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date hereof, to the Company's auditors and the audit committee of the Company's Board of Directors (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company's ability to record, process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting. The Company has made available to Purchaser a summary of any such disclosure made by management to the Company's auditors and audit committee since January 1, 2002.

                      (x)     Going Concern. The Company and Subsidiaries have no Knowledge (upon receipt of the proceeds of this transaction) that the Company will receive a "going concern" opinion from the Company's independent public accountants in the Company's annual report on Form 10-K pursuant to Section 13 or 15(d) under the Exchange Act for the fiscal year ended December 31, 2004.

                      (y)     Reporting Issuer. The Company is currently a "reporting issuer" (as such term is defined in the applicable securities legislation) under the laws of British Columbia, Alberta, Ontario, Quebec and Nova Scotia and is not currently included on a list of defaulting reporting issuers in any of British Columbia, Alberta, Ontario, Quebec or Nova Scotia.

            3.2          Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:

                      (a)     Organization; Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Canada with the requisite corporate power to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of Purchaser and no further consent or action is required by the Purchaser, its directors, partners, members or stockholders. Each of the Transaction Documents to which Purchaser is a party have been duly executed by Purchaser and is, or when delivered in accordance with the terms hereof will constitute, the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity.

                      (b)     Investment Intent. Purchaser is acquiring the Shares for its own account for investment purposes and not with a view to or for distributing or reselling such Shares or any part thereof in violation of applicable securities laws, without prejudice, however, to Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and, if sold or otherwise disposed of in Canada pursuant to Regulation S, pursuant to a prospectus under the Ontario Securities Laws or under an exemption from such prospectus requirement and in compliance with applicable federal, state and provincial securities laws. Nothing contained herein shall be deemed a representation or warranty by Purchaser to hold Shares for any period of time except for the four month period referred to in Section 4.1(b).

                      (c)     Purchaser Status. At the time Purchaser was offered the Shares, it was, and at the date hereof it is:

                                (i)      an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware that none of the Shares has been registered under the Securities Act or under applicable state securities or blue sky laws; and

                                (ii)     an "accredited investor" as defined in Ontario securities Commission Rule 45-501 - Exempt Distributions by satisfying subparagraph (t) of such definition.

                      (d)     Experience of Purchaser. Purchaser, either alone or together with its affiliates and representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

                      (e)     Access to Information. Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of Purchaser or its representatives or counsel shall modify, amend or affect Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                      (f)     General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                      (g)     Reliance on Exemptions. Purchaser understands that (i) the Shares are "restricted securities" under the federal securities laws as they are being offered and sold to Purchaser without registration in a private placement that is exempt from the registration provisions of the Securities Act and applicable state securities laws and (ii) the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares.

                      (h)     Private Placement. Purchaser acknowledges that the Shares are being offered for sale only on a "private placement" basis in Ontario and that the sale and delivery of the Shares is conditional upon such sale being exempt from the requirements as to the filing of a prospectus of the Ontario Securities Law or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirements of filing a prospectus or delivering an "offering memorandum" (as such term is defined in the Ontario Securities Laws), that no prospectus has been filed by the Company with any of the applicable Canadian securities regulatory authorities in connection with the issuance of the Shares, and that:

                                (i)     as a result, certain protections, rights and remedies provided by the Ontario Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser;

                                (ii)     no Canadian securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

                                (iii)     there is no governmental or other insurance covering the Shares;

                                (iv)     the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Ontario Securities Laws; and

                                (v)     the Company is relieved from certain obligations that would otherwise apply under the Ontario Securities Laws.

                      (i)     Conduct of Business in Canada. Purchaser certifies that it conducts its business from its head office in Ontario and that such address listed in the recitals of this Agreement was not obtained or used solely for the purpose of subscribing for the Shares.

                      (j)     Arm's Length Purchaser. Purchaser is an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby.

                      (k)     Control Person. Purchaser is not and will not become a "control person" of the Company by virtue of the purchase of the Shares and does not intend to act in concert with any other person to form a control group of the Company.

                      (l)     Resale and Transfer Restrictions. Purchaser acknowledges that the Shares will be subject to certain hold periods or other resale restrictions under Ontario Securities Laws and stock exchange rules and may not be resold until the expiry of such hold period except in accordance with limited exceptions under Ontario Securities Laws and stock exchange rules and the Company will cause a legend to such effect to be placed on any certificates representing the Shares.

                      (m)     Identity. Purchaser acknowledges that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser.

                      (n)     No Offering Memorandum. Other than the Disclosure Materials, Purchaser has not received, nor has it requested, nor does it have any need to receive, any offering memorandum (as defined in the Ontario Securities Laws) or any other documents from the Company describing the business and affairs of the Company.

  OTHER AGREEMENTS OF THE PARTIES

            4.1          Transfer Restrictions.

                      (a)     The Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable United States federal and state securities laws and, if sold or otherwise disposed of in Canada pursuant to Regulation S, in compliance with applicable Ontario Securities Laws. Subject to Section 4.1(b), in connection with any transfer of Shares other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, any transfer of Shares by Purchaser to an Affiliate of Purchaser, provided that the transferee certifies to the reasonable satisfaction of the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act, that it is acquiring the Shares solely for investment purposes, that it acknowledges that the Shares have not been registered under the Securities Act and that shares will have placed upon them an appropriate restrictive legend, and with respect to such other matters as the Company shall reasonably request. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of Purchaser under this Agreement.

                      (b)     The Purchaser understands that the Shares will be subject to certain resale restrictions imposed under the Ontario Securities Laws and the rules of the regulatory bodies having jurisdiction, including, without limiting the generality of the foregoing, the requirement that the Shares not be traded for a period of four months from the Closing Date except as permitted by Ontario Securities Laws, and the Purchaser agrees to comply with such restriction.

                      (c)     Purchaser agrees to the imprinting, so long as is required by this Section 4.1(c), of the following legend on any certificate evidencing Shares:

  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

  THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK PURCHASE AGREEMENT DATED AS OF JANUARY__, 2005, AS MAY BE AMENDED FROM TIME TO TIME AMONG THE COMPANY AND NEWMONT MINING CORPORATION OF CANADA LIMITED INCLUDING, AMONG OTHER THINGS, CERTAIN REGISTRATION RIGHTS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

  UNLESS PERMITTED UNDER ONTARIO SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DATE THAT IS 4 MONTHS PLUS 1 DAY FROM CLOSING DATE.

  Certificates evidencing the Shares shall not be required to contain such legend or any other legend (other than any legend required by the Colorado Business Corporation Act) after the date that is 4 months plus one day after the Closing Date, (i) following any sale of the Shares by the Purchaser pursuant to a Registration Statement that is effective under the Securities Act, or (ii) following any sale of the Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall promptly after effectiveness of any Registration Statement covering the Shares cause a legal opinion to be delivered to and maintained with its Transfer Agent, together with any other authorizations, certificates and directions required by the Transfer Agent, which authorize and direct the Transfer Agent to issue the Shares without a legend upon sale by the Purchaser under an effective Registration Statement. At such time as a legend is no longer required for the Shares, the Company will, no later than three Trading Days following the delivery by Purchaser to the Company or the Transfer Agent of a legended certificate representing such Shares, deliver or cause to be delivered to Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Agreement.

            4.2          Furnishing of Information. As long as Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of Purchaser, the Company shall deliver to Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as Purchaser owns Shares, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchaser to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

            4.3          Reporting Issuer in Canada. The Company agrees to use its reasonable best efforts to remain a reporting issuer in the Canadian provinces of British Columbia, Alberta, Ontario, Quebec and Nova Scotia until the three-year anniversary of the Closing. If required by Ontario Securities Laws, policy or order or by any securities commission, stock exchange or other regulatory authority, Purchaser agrees to execute, deliver and file and otherwise assist the Company in filing such reports, undertakings and other documents as may be required.

            4.4          Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

            4.5          Securities Laws Disclosure; Publicity. The Company shall, on or before 9:30 a.m., New York Time, on January 19, 2005, issue a press release reasonably acceptable to the Purchaser disclosing all material terms of the transactions contemplated hereby. Concurrently therewith, the Company shall file a Current Report on Form 8-K with the Commission (the "8-K Filing") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the press release and this Agreement, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchaser promptly after filing. Except with respect to the 8-K Filing (a copy of which will be provided to the Purchaser for its review as early as practicable prior to its filing), the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchaser for its review. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated by the Transaction Documents, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, which consent shall not be unreasonably withheld, except if (i) such disclosure is required by law or Trading Market regulations, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication or (ii) such disclosure is in substantial conformity with the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide Purchaser with any information it believes to be material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of the Purchaser, unless such material nonpublic information is related to the Alliance Agreement or the transactions contemplated thereunder. Notwithstanding the foregoing, if at any time the Purchaser is in possession of material, nonpublic information regarding the Company it shall not sell or otherwise transfer or dispose of any Common Stock and shall maintain such material, nonpublic information in confidence until such material, nonpublic information has been publicly disclosed by the Company. The Company represents, warrants and confirms that each press release disseminated during the 36 months preceding the date of this Agreement did not, at the time of release, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

            4.6          Use of Proceeds. The Company shall spend an amount equal to the proceeds from the sale of the Shares hereunder (Cdn$4,590,000) to fund Exploration Expenditures (as such term is defined in the Alliance Agreement) in accordance with and as more specifically set forth in the Alliance Agreement and shall provide Purchaser with an accounting of the Exploration Expenditures separately from all other Company expenses, as provided in the Alliance Agreement.

            4.7          Indemnification. If Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of Purchaser or any of its Affiliates (a "Purchaser Related Person") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of the Company or any of its Affiliates (a "Company Related Person") in any Transaction Documents, the Company will indemnify and hold harmless Purchaser or Purchaser Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from Purchaser's or Purchaser Related Person's gross negligence or willful misconduct. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 7.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchaser and any such Purchaser Related Persons. If the Company or any Company Related Person becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Purchaser or any Purchaser Related Person in any Transaction Documents, the Purchaser will indemnify and hold harmless the Company or Company Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from the Company's or Company Related Person's gross negligence or willful misconduct. If the Company or any Company Related Person breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchaser or Purchaser Related Person on demand for all costs of collection and enforcement (including reasonable attorneys' fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchaser and any Purchaser Related Person on demand for all costs of enforcing the indemnification obligations in this paragraph. If the Purchaser or any Purchaser Related Person breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Purchaser may have under any Transaction Document or applicable law, the Purchaser shall pay or reimburse the Company or Company Related Person on demand for all costs of collection and enforcement (including reasonable attorneys' fees and expenses). Without limiting the generality of the foregoing, the Purchaser specifically agrees to reimburse the Company and any Company Related Person on demand for all costs of enforcing the indemnification obligations in this paragraph.

  CONDITIONS TO CLOSING; TERMINATION

            5.1          Conditions Precedent to the Obligations of the Purchaser. The obligation of Purchaser to acquire the Shares at the Closing is subject to the satisfaction or waiver by Purchaser, at or before the Closing, of each of the following conditions:

                      (a)     Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 3.1 shall be true and correct in all material respects at and as of the Closing Date with the same effect as if made at and as of the Closing Date, except (i) for those representations that are qualified as to materiality which shall be true and correct in all respects, and (ii) to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date;

                      (b)     Consents and Approvals. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares all of which shall be in full force and effect including, but not limited to, any required approval of the Toronto Stock Exchange;

                      (c)     Legal Proceedings. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents;

                      (d)     Compliance Certificate. The Company shall have delivered a Certificate, xecuted on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 5.1;

                      (e)     Legal Opinion. The Purchaser shall have received an opinion from Solomon Pearl Blum Heymann & Stich LLP the Company's counsel, in the form attached as Exhibit B hereto;

                      (f)     No Stop Orders. No stop order or suspension of trading shall have been imposed by the Toronto Stock Exchange, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock; and

                      (g)     No Material Adverse Change. There shall not have been any event or circumstances resulting in a Material Adverse Effect.

            5.2          Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                      (a)     Representations and Warranties. The representations and warranties made by the Purchaser in Section 3.2 shall be true and correct in all material respects at and as of the Closing Date with the same effect as if made at and as of the Closing Date, except (i) for those representations that are qualified as to materiality which shall be true and correct in all respects, (ii) to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and (iii) the representations and warranties made by the Purchaser in Sections 3.2(b)-(f) shall be true and correct in all respects. The Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date;

                      (b)     Consents and Approvals. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares all of which shall be in full force and effect including, but not limited to, any required approval of the Toronto Stock Exchange; and

                      (c)     Legal Proceedings. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

            5.3          Termination of Obligations to Effect Closing; Effects.

                      (a)     The obligations of the Company, on the one hand, and the Purchaser, on the other hand, to effect the Closing shall terminate as follows:

                                (i)     Upon the mutual written consent of the Company and the Purchaser;
                                (ii)     By the Company if any of the conditions set forth in Section 5.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; or
                                (iii)     By the Purchaser if any of the conditions set forth in Section 5.1 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser;
  provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

                      (b)     Nothing in this Section 5.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents.

  CLOSING DELIVERIES

            6.1          The Company's Obligations. At Closing, the Company shall deliver or cause to be delivered to Purchaser the following:

                      (a)     Share Certificate. A certificate representing the Shares.

                      (b)     Compliance Certificate. The certificate described in Section 5.1(e).

                      (c)     Secretary's Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying (i) the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (ii) the current versions of the Articles of Incorporation and Bylaws of the Company and (iii) as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

                      (d)     Alliance Agreement. The Alliance Agreement, executed by the Company.

                      (e)     Other. Such other documents and instruments as shall be required by the terms of the Transaction Documents or necessary to effect the intent of this Agreement and the Transaction Documents and consummate the transactions contemplated hereby and thereby.

            6.2          Purchaser's Obligations. At Closing, Purchaser shall deliver or cause to be delivered to the Company the following:

                      (a)     Purchase Price. The Purchase Price, in Canadian dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company.

                      (b)     Alliance Agreement. The Alliance Agreement, executed by NOEL.

                      (c)     Other. Such other documents, including but not limited to the Toronto Stock Exchange Questionnaire and Undertaking attached hereto as Appendix "A", and instruments as shall be required by the terms of the Transaction Documents or necessary to effect the intent of this Agreement and the Transaction Documents and consummate the transactions contemplated hereby and thereby.

  REGISTRATION RIGHTS

            7.1          Piggy-Back Registrations. If at any time the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans or on any other registration statement form that does not permit sale of the Registrable Securities, then the Company shall send to Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities that the Purchaser requests to be registered; provided, however, that the Company shall not be required to register or maintain the registration of any Registrable Securities pursuant to this Section 7.1 that are eligible for sale pursuant to Rule 144(k) of the Securities Act. If the Purchaser decides not to include all of its Registrable Securities in any registration statement filed by the Company, the Purchaser shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. In the case of an underwritten public offering, if the managing underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company, after consultation with the managing underwriter, should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Purchaser, then (x) the number of Registrable Securities of the Purchaser included in such registration statement shall be reduced if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Purchaser shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities. If securities are being offered for the account of other Persons or entities as well as the Company, Purchaser's Registrable Securities shall not be reduced to accommodate any of the securities of such other Persons or entities (other than the Company). Additionally, in the case of an underwritten public offering, the right of the Purchaser to include any Registrable Securities in such registration statement shall be conditioned upon the Purchaser's participation in such underwriting and the inclusion of the Registrable Securities with respect to which registration is requested in the underwriting. The Purchaser shall, together with the Company, enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

            7.2          Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

                      (a)     As soon as reasonably practicable prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to Purchaser copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference), to the extent containing information relating to Purchaser or its Affiliates, will be subject to the review of Purchaser, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Purchaser or its counsel, to conduct a reasonable investigation within the meaning of the Securities Act. From and after receipt by the Purchaser of any such Registration Statement or Prospectus, and until such Registration Statement or Prospectus has been filed with the Commission, the Purchaser shall not sell or otherwise transfer or dispose of any Common Stock.

                      (b)     (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities (except as provided in Section 7.1 with respect to any of the Registrable Securities that are eligible for sale pursuant to Rule 144(k) of the Securities Act); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchaser true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by each Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchaser thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

                      (c)     Furnish to Purchaser and Purchaser's counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                      (d)     Promptly deliver to Purchaser and Purchaser's counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                      (e)     (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchaser evidence of such listing; and (iv) use commercially reasonable efforts to maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

                      (f)     Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for the period required by Section 7.2(b) and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                      (g)     Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Purchaser may request at least two Business Days prior to any sale of the Registrable Securities. In connection therewith, the Company shall promptly after effectiveness of a Registration Statement cause an opinion of counsel to be delivered to and maintained with its Transfer Agent, together with any other authorizations, certificates and directions required by the Transfer Agent, which authorize and direct the Transfer Agent to issue such Registrable Securities without legend upon sale by the Purchaser under a Registration Statement.

                      (h)     Cooperate with any due diligence investigation undertaken by the Purchaser in connection with the sale of Registrable Securities, including without limitation by making available any documents and information reasonably requested by the Purchaser; provided that the Company will not deliver or make available to Purchaser material, nonpublic information without the express written consent of the Purchaser, unless such material nonpublic information is related to the Alliance Agreement or the transactions contemplated thereunder. Notwithstanding the foregoing, if Purchaser receives or otherwise is in possession of material, nonpublic information regarding the Company it shall not sell or otherwise transfer or dispose of any Common Stock and shall maintain the disclosed information in confidence until such material, nonpublic information has been included in the Registration Statement or Prospectus applicable to the Registrable Securities.

                      (i)     Use its best efforts to comply in all material respects with all applicable rules and regulations of the Commission.

                      (j)     Request Purchaser to furnish the Company information regarding Purchaser and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in a Registration Statement.

                      (k)     As soon as reasonably practicable, notify the Purchaser of the existence of a Potential Material Event or a Material Misstatement or Omission, in which case the Purchaser shall not sell or otherwise transfer or dispose of any Common Stock and shall maintain such information in confidence until such Potential Material Event or Material Misstatement or Omission has been included in the Registration Statement or Prospectus or, with respect to a Potential Material Event only, until the Company notifies the Purchaser that such Potential Material Event no longer constitutes a Potential Material Event; provided, however, that (a) the Company may not suspend or delay the right of the Purchaser to sell the Registrable Securities with respect to the existence of Potential Material Event for more than one three (3) Trading Day period during any 6-month period.

            7.3          Registration Expenses. The Company shall pay (or reimburse the Purchaser for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or blue sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses requested by the Purchaser), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) reasonable fees and disbursements of counsel for Purchaser, (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (g) all listing fees to be paid by the Company to the Trading Market. The Purchaser shall be responsible for its pro rata share of any underwriting discounts or commissions in connection with the sale of the Registrable Securities.

            7.4          Indemnification for Claims under Securities Laws

                      (a)     Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of it, each Person who controls Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omission is contained in any information so furnished in writing to the Company by Purchaser specifically for inclusion in such Registration Statement or such Prospectus. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                      (b)     Indemnification by Purchaser. Purchaser shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by Purchaser as a result of the sale of the Registrable Securities pursuant to such Registration Statement.

                      (c)     Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing (with a copy to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party.

            All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                      (d)     Contribution. If a claim for indemnification under Section 7.4(a) or (b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reasons of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary herein, the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the net proceeds to such holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

            7.5          Canadian Registration; Listing. The Company and the Purchaser acknowledge that the Company is a reporting company in the United States under the Exchange Act, and also reporting issuer in certain provinces of Canada with its shares listed for trading on the Toronto Stock Exchange. The parties hereby agree that in addition to the registration rights set forth above the Purchaser shall have rights, substantially similar to those set forth in this Article VII to the extent they are available, to have the Shares registered for trading in Canada. The Company shall use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Toronto Stock Exchange and, in accordance therewith, shall use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable. The Company shall take all necessary action, as soon as the Shares are registered for trading or an exemption from registration is available, to cause the Shares to be listed on the Toronto Stock Exchange.

MISCELLANEOUS

          8.1          Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Shares.

          8.2          Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

          8.3          Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

          8.4          Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                              If to the Company:

                                        Solitario Resources Corporation.

                                        4251 Kipling Street, Suite 390

                                        Wheat Ridge, CO 80033

                                        Attention:

                                        Fax: 303.534.1809

                              If to the Purchaser:

                                        Newmont Mining Corporation of Canada Limited

                                        c/o Newmont Mining Corporation

                                        1700 Lincoln Street

                                        Denver, CO 80203

                                        Attention: Land Department

                                        Fax: 303.837.5851

                              With a copy to:

                                        Newmont Mining Corporation

                                        1700 Lincoln Street

                                        Denver, CO 80203

                                        Attention: Legal Department

                                        Fax: 303.837.5810

          8.5          Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

          8.6          Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          8.7          Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Purchaser may assign its rights under this Agreement to any Person to whom Purchaser assigns or transfers any Shares, provided that: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (c) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 8.7, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement and the Transaction Documents and (d) such transfer shall have been made in accordance with requirements of Section 4.1 above.

          8.8          No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Purchaser Related Person and Company Related Person is an intended third party beneficiary of Section 4.7 and each Indemnified Party is an intended third party beneficiary of Section 7.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

          8.9          Governing Law; Venue; Waiver Of Jury Trail. all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of COLORADO. THE COMPANY AND PURCHASER Hereby Irrevocably Submit To The Jurisdiction Of The State And Federal Courts Sitting In The CITY OF DENVER For The Adjudication Of Any Dispute BROUGHT BY THE COMPANY OR PURCHASER Hereunder, In Connection Herewith Or With Any Transaction Contemplated Hereby Or Discussed Herein (Including With Respect To The Enforcement Of Any Of The Transaction Documents), And Hereby Irrevocably Waive, And Agree Not To Assert In Any Suit, Action Or ProceedinG BROUGHT BY THE COMPANY OR PURCHASER, Any Claim That It Is Not Personally Subject To The Jurisdiction Of Any Such Court, OR That Such Suit, Action Or Proceeding Is Improper. Each party Hereby Irrevocably Waives Personal Service Of Process And Consents To Process Being Served In Any Such Suit, Action Or Proceeding By Mailing A Copy Thereof Via Registered Or Certified Mail Or Overnight Delivery (With Evidence Of Delivery) To Such Party At The Address In Effect For Notices To It Under This Agreement And Agrees That Such Service Shall Constitute Good And Sufficient Service Of Process And Notice Thereof. Nothing Contained Herein Shall Be Deemed To Limit In Any Way Any Right To Serve Process In Any Manner Permitted By Law. The Company AND PURCHASER Hereby Waive All Rights To A Trial By Jury.

          8.10          Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing. The provisions of Sections 8.1 and 8.9 shall survive any termination of the obligations of the parties pursuant to Section 5.3.

          8.11          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

          8.12          Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          8.13          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

          8.14          Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

          8.15          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signature page followS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                                            Solitario Resources Corporation,

                                                            a Colorado corporation

                                                            By:

                                                            Name:

                                                            Title:

                                                            Newmont Mining Corporation of Canada Limited,

                                                            a Canada corporation

                                                            By:

                                                            Name:

                                                            Title:

Appendix "A"

THE TORONTO STOCK EXCHANGE

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

QUESTIONNAIRE

1.          DESCRIPTION OF TRANSACTION

                    (a)     Name of Issuer of the Securities

                              SOLITARIO RESOURCE CORPORATION

                    (b)     Number and Class of Securities to be Purchased

                              2,700,000 Common Shares

                    (c)     Purchase Price

                              Cdn. $1.70 per Common share.

2.          DETAILS OF PURCHASER

                    (a)     Name of Purchaser

                              Newmont Mining Corporation of Canada Limited

                    (b)     Address

                              20 Eglinton Avenue West, Suite 1900, Toronto, Ontario M4R 1K8

                    (c)     Names and addresses of persons having a greater than 10% beneficial interest in the purchaser

3.          RELATIONSHIP TO ISSUER

                    (a)     Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider.

                    (b)     If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details

4.          DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

          Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

UNDERTAKING

TO:          The Toronto Stock Exchange

          The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

          The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of the Toronto Stock Exchange and any other regulatory body having jurisdiction.
DATED at _______________________________ this _____________ day of __________________, 20______.

Newmont Mining Corporation of Canada Limited

(Name of Purchaser - Please print)

(Authorized Signature)

(Official Capacity - Please print)

(Please print here name of individual whose signature appears above, if different from name of purchaser printed above)

3.1 (a): Subsidiaries

Our corporate structure is as follows [jurisdiction of incorporation] - ownership percentage.

Solitario Resources Corporation [Colorado]

Altoro Gold Corp. [British Columbia, Canada] - 100%

Altoro Gold (BVI) Corp. [British Virgin Islands] - 100%

Minera Altoro (BVI) Ltd. [British Virgin Islands]- 100%

Minera Andes (BVI) Corp. [British Virgin Islands] -100%

Compania Minera Andes del Sur S.A. [Bolivia] - 100%

Minera Altoro Brazil (BVI) Corp. [British Virgin Islands] - 100%

Altoro Mineracao, Ltda. [Brazil] - 100%

Minercao Solitario Brazil, Ltda. [Brazil] - 100%

Minera Solitario Peru, S.A. [Peru] - 100%

Minera Bongará, S.A. [Peru] - 100%

Minera Soloco, S.A. [Peru] - 100%

3.1 (e): Capitalization

Common (authorized: 50,000,000)

  Outstanding shares: 24,726,992

  Outstanding options: 2,272,500

Preferred (authorized: 10,000,000)

  None outstanding

3.1 (f): SEC Reports: Financial Statements

None

3.1 (g): Material Changes

None

3.1 (h): Litigation

None

3.1 (k): Assets

None

3.1 (p): Registration Rights

None

3.1 (t): Patent and Trademark exceptions

None

EXHIBIT A
to
Stock Purchase Agreement
dated January 18, 2005
between
Newmont Mining Corporation of Canada Limited
and
Solitario Resources Corporation

Form of Alliance Agreement

See Attached

EXHIBIT B
to
Stock Purchase Agreement
dated January 18, 2005
between
Newmont Mining Corporation of Canada Limited
and
Solitario Resources Corporation

Form of Opinion

January 18, 2005

Newmont Mining Corporation of Canada Limited
20 Eglinton Avenue West, Suite 1900
Toronto, Ontario
Canada M4R 1K8

                    Re:          Solitario Resources Corporation

Ladies and Gentlemen:

          We have acted as counsel to Solitario Resources Corporation (the "Company"), in connection with the private offer and sale of common shares of the Company pursuant to that certain Stock Purchase Agreement, dated January __, 2005, by and between Newmont Mining Corporation of Canada Limited (the "Purchaser") and the Company (the "Agreement"). This Opinion Letter is provided to you at the request of the Company pursuant to Section 5.1(e) of the Agreement. Except as otherwise indicated herein, capitalized terms used in this Opinion Letter are defined as set forth in the Agreement or the Accord (see below).

          This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the American Bar Association Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the Federal Law of the United States and the Law of the State of Colorado.

          We have relied upon factual representations made by the Company in Section 3.1 of the Agreement and factual representations made by the Purchaser in Section 3.2 of the Agreement.

          Pursuant to Section 21 of the Accord, for purposes of rendering the opinions expressed herein, we have assumed, without investigation, that:

          1.          Neither the Company, nor any of its predecessors or "affiliates," as defined in Rule 501(b) of Regulation D, promulgated under the Securities Act ("Regulation D"), has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining any of them for failure to comply with Rule 503 of Regulation D.

          2.          The offer and sale of the Shares pursuant to the Agreement is not integrated with, or otherwise considered part of, any other offering of securities of the Company.

          3.          The offer and sale of the Shares is in compliance with the limitation on manner of offering set forth in Rule 502(c) of Regulation D.

          4.          The offer and sale of the Shares is in compliance with the limitations on resale set forth in Rule 502(d) of Regulation D.

          5.          The Company shall file a notice on Form D in compliance with Rule 503 of Regulation D.

          Based upon and subject to the foregoing, we are of the opinion that:

          1.          Solitario is a corporation duly incorporated and existing under the laws of, and is in good standing in, the State of Colorado.

          2.          Solitario has, under the Colorado Business Corporation Act, the power and authority to enter into the Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Agreement have been duly authorized by all necessary corporate action on the part of Solitario.

          3.          Solitario has taken all corporate actions necessary under the Colorado Business Corporation Act to authorize the issuance of the Shares.

          4.          Upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, the Shares will be validly issued, fully paid, and nonassessable.

          5.          The offer and sale of the Shares is exempt from the registration requirements of the Securities Act.

                                                                                Very truly yours,

                                                                                SOLOMON PEARL BLUM HEYMANN &                                                                                           STICH LLP

                                                                                By

                                                                                Clifford R. Pearl

cc:          Solitario Resources Corporation